Pilgrim's Pride Corporation

Financial Results for
First Quarter Ended
March 31, 2013

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including exports to Russia, the anti-dumping proceeding in Ukraine and the anti-dumping and countervailing duty proceeding in China; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- "EBITDA" is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Exports


Annual US Broiler Exports
Billion Pounds
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1.1 1.3 1.5 2.0 2.9 3.9 4.5 4.4 4.4 4.6 4.9 5.6 4.8 4.9 4.8 5.2 5.2 5.9 7.0 6.8 6.8 7.0 7.3 7.2
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 f
Annual Exports
% Annual Production

- 2012 export volumes set a new record at 7.3 billion pounds, up 4.5% from 2011's record.
- USDA is forecasting another strong year of exports for 2013, although Y-T-D exports are down 3% from last year.

Source: USDA-FAS

Breeder Supply



Average Annual Hatching Layer Supply
Thousand Head
58,000
56,000
54,000
52,000
50,000
48,000
46,000
44,000
49,478
49,981
52,584
54,848
56,259
55,668
56,297
56,625
56,437
56,460
56,785
56,218
57,167
55,935
53,759
54,870
53,004
50,899
51,770
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

- Average hatching layers in 2012 were under 51 million - the lowest level since 1996 - and are projected to increase only modestly in 2013.

Source: USDA-NASS

Hatching Layers


Broiler Type Hatching Layers
Thousand Head
56,000
55,000
54,000
53,000
52,000
51,000
50,000
49,000
48,000
47,000
46,000
52,380
51,477
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2012
2013
5 Year Average


Intended Pullet Placements
Thousand Head
8,500
8,000
7,500
7,000
6,500
6,000
5,500
5,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2012
2013
5 Year Average


Egg Production Per 100 Layers
2,000
1,950
1,900
1,850
1,800
1,750
1,700
1,650
1,600
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2012
2013
5 Year Average

- Average hatching layers in March were reported at 52.4 million, up 1.8% from the same period in 2012.
- Pullet placements in March were down 6.4% from last year. Cumulative YTD placements are down 3.3%.

Source: USDA-NASS

Chicken Production

19 State Weekly Eggs Set


215,000
210,000
205,000
200,000
195,000
190,000
185,000
180,000
175,000
170,000
Thousands
198,023
2012
2013
5 Year Avg

19 State Weekly Chicks Placed


175,000
170,000
165,000
160,000
155,000
150,000
145,000
140,000
Thousands
165,364
2012
2013
5 Year Avg

- Eggs set for the week ending 4/27 were reported at 198 million, down slightly from last year.
- Placements were reported at 165 million, also down slightly from 2012.

Source: USDA-NASS

Pilgrim's

Chicken Cold Storage



Chicken Cold Storage
Millions
750
700
650
600
550
500
618
574
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
2012 Total Cold Storage
2013 Total Cold Storage
5 Year Average

Part	Apr-12	Apr-13	% Change
Broilers	16,642	14,880	-10.6%
Hens	1,786	1,521	-14.8%
Breast Meat	123,259	122,828	-0.3%
Drumsticks	13,451	15,750	17.1%
Leg Quarters	72,400	99,565	37.5%
Legs	9,476	6,623	-30.1%
Thighs	9,025	7,587	-15.9%
Thigh meat	18,790	14,105	-24.9%
Wings	33,183	74,922	125.8%
Paws and feet	25,950	19,390	-25.3%
Other	250,493	240,715	-3.9%
Total Chicken	574,455	617,886	7.6%

- Cold storage levels as of April 1st were reported at 618 million pounds, up 8% from last year's historically low level but still well below one week's worth of industry production.

Source: USDA-NASS

USDA Chicken Prices


GA Dock
$/lb.
1.05
1.00
0.95
0.90
0.85
0.80
0.75
0.70
2012
2013
5 Year Average


UB MW Boneless, Skinless Breast
$/lb.
1.80
1.70
1.60
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
2012
2013
5 Year Average


UB Gulf Frozen Leg Quarters
$/lb.
0.55
0.50
0.45
0.40
0.35
0.30
0.25
2012
2013
5 Year Average


UB MW Wings
$/lb.
2.10
1.90
1.70
1.50
1.30
1.10
0.90
0.70
0.50
2012
2013
5 Year Average

Source: Urner Barry

US Corn Production



US Corn Planted Acres
(Million Acres)
100
95
90
85
80
75
70
65
60
55
50
79.6
75.7
78.9
78.6
80.9
81.8
78.3
93.5
86.0
86.5
88.2
91.9
97.2
97.3
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013



US Corn Yield
(Bushels Per Acre)
170.00
160.00
150.00
140.00
130.00
120.00
110.00
100.00
136.9
138.2
129.3
142.2
160.3
147.9
149.1
150.7
153.9
164.4
152.8
147.2
123.4
163.6
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

- Record prices are again encouraging over 97 million acres of corn to be planted in the US.
- Drought conditions have improved in the Midwest and should improve yield conditions for 2013.

Source: USDA-WASDE

First Quarter 2013 Financial Review

Main Indicators ($M)	1Q 13	1Q 12
Net Revenue	2,036.9	1,888.8
Gross Profit	118.4	110.1
SG&A	44.0	45.3
Net Interest	24.6	28.0
Net Income	54.6	39.2
Net Income per Share	0.21	0.18
EBITDA*	116.9	101.5
EBITDA Margin	5.7%	5.4%

*EBITDA is a non-GAAP measurement considered by management to be useful in understanding our results. Please see most recent SEC financial filings for definition of EBITDA and reconciliation to GAAP.

- Best 1st Quarter since 2005:
  - Net Revenue 8% higher than Q1 2012 on 1.4% lower volume (combined US and Mexico)
  - Price increases contributed 8.3% of revenue increases in the US and 15.8% in Mexico when compared to Q1 2012
- Feed ingredient costs increased by $141MM over Q1 2012
- SG&A reduction of 2.8% compared to same quarter of last year, resulting in SG&A of 2.2% of Net Revenue
- EBITDA of $116.9MM, 15% higher than Q1 2012 with a margin of 5.7%
- Positive Net income of $54.6MM

Source: PPC

First Quarter 2013 – Net Debt

Debt ($M)	2011	2012	1Q 2013
Cash + Restricted Cash	$49.50	$68.20	$43.56
Current Portion of LTD	$15.60	$15.90	$15.89
LTD	$1,458.00	$1,148.90	$1,126.48
Net Debt	$1,424.10	$1,096.60	$1,098.81



1,097
83.8
17.1
5.5
37.4
25.8
0.1
1,099
Cash Flow from Operations:
$23.8M
Initial Debt
Operating FCF after Interest
Inventories
AR
AP/ Prepaid
CAPEX
All other
Final Debt

- Net Debt remained relatively stable during the quarter
- Operating cash flows contributed $23
- Live inventory increased due largely to higher feed costs in live birds year over year
- A/P increase driven by cash purchases of grains
- Capital spending consistent with targets

Source: PPC

Pilgrim's

Liquidity

Sources of Liquidity 2013	Facility Amount				Amount Outstanding				Amount Available			
	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Cash and cash equivalents	-	-	-	-	-	-	-	-	49.2	55	68.2	43.6
Short-term investments in available-for-sale securities	-	-	-	-	-	-	-	-	0.5	-	-	0
Borrowing arrangements:												
Exit Credit Facility	700	700	700	700.0	161.5	101.8	103.6	85.0	476.2	573.6	529.9	577.7
ING Credit Facility	40.2	42.9	42.8	45.2	-	-	-		40.2	42.9	42.8	45.2

- LTM liquidity shows solid management of borrowings and availability.
- Subsequent to quarter end we made a $141 .2 million payment towards the Term B loans, which mature in December 2014. We are continually evaluating opportunities to improve our capital structure and reduce our financing costs.

Source: PPC

Relentless Pursuit of Operational Excellence


Safety
Quality
Turnover

Capital Expenditures


136
17
21
25
28
90
26
2011 Total
Q1
Q2
Q3
Q4
2012 Total
Q1

- 2011 Actual = $136 million
- 2012 Actual = $90 million
- 2013 Estimate <= $120 million
- 2013 Actual YTD = $23.8

Source: PPC

Revenue Drivers


2004 Revenue Share by Part
Skin and Bone
Breast Meat
Tenders
Wings
Leg Quarters
2%
15%
17%
13%
53%


2012 Revenue Share by Part
Skin and Bone
Breast Meat
Tenders
Wings
Leg Quarters
2%
26%
41%
21%
10%

- 2005 was an inflection point in the US chicken markets with a shock to input costs (RFS) combined with a surge in global protein demand.
- Breast meat has lost share of the cutout to leg quarters (higher exports) and wings (lower head slaughtered) during this period.

Source: USDA & PPC

IR Contact

Investor Relations:	Rosemary Geelan
E-mail:	**rosemary.geelan@pilgrims.com**
Phone:	**+1 (970) 506-8192**
Address:	**1770 Promontory Circle** **Greeley, CO 80634 USA**
Website:	**www.pilgrims.com**

Appendix: EBITDA Reconciliation

NOTE: "EBITDA" is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US ("GAAP"), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

	Thirteen Weeks Ended	
	March 31, 2013	March 25, 2012
	(In thousands)	
Net loss from continuing operations	$ 54,228	$ 39,598
Add:		
Income tax expense (benefit)	2,754	653
Interest expense, net	24,605	27,971
Depreciation and amortization	37,790	35,766
Minus:		
Amortization of capitalized loan costs	2,516	2,468
EBITDA	116,861	101,520
Add:		
Restructuring charges	484	2,885
Minus:		
Net income attributable to noncontrolling interest	(354)	425
Adjusted EBITDA	$117,699	$103,980

Source: PPC